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                                                                  EXHIBIT 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Connecticut Performing Arts, Inc. and Connecticut Performing Arts Partners (and to all references to our Firm) included in or made a part of Amendment No. 1 to the Registration Statements on Form S-1 File No. (333-50079), to be filed on or about May 4, 1998, and the Registration Statement relating to certain rescission offers, to be filed on or about the same time.


                                                   /s/ Arthur Andersen LLP


Hartford, Connecticut
May 4, 1998


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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports on the consolidated financial statements of PACE Entertainment Corporation and subsidiaries dated December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 22, 1997) and Pavilion Partners dated December 15, 1997 (except with respect to the matters discussed in Note 11, as to which the date is December 22, 1997), and to all references to our Firm included in or made a part of this Amendment
No. 1 to Form S-1 Registration Statement (No. 333-50079) of SFX Entertainment, Inc.

                                                 /s/ Arthur Andersen LLP
                                                 ARTHUR ANDERSEN LLP

Houston, Texas
May 4, 1998


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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Deer Creek Partners, L.P. (formerly Sand Creek Partners, L.P.) and Murat Centre, L.P. dated September 29, 1997 (and to all references to our Firm) included in or made a part of Amendment No. 1 to the Registration Statement of SFX Entertainment, Inc. on Form S-1 File No. 333-50079, to be filed on or about May 4, 1998, and the Registration Statement of SFX Entertainment, Inc. relating to certain rescission offers, to be filed on or about the same date.


                                                        /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Indianapolis, Indiana,
April 30, 1998

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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Riverport Performing Arts Centre included in or made a part of Amendment No. 1 to the Registration Statement on Form S-1 File No. (333-50079), to be filed on or about May 4, 1998, and the Registration Statement relating to certain rescission offers, to be filed on or about the same date.



                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP

St. Louis, Missouri
May 4, 1998